Q3 2020 Earnings Conference Call November 5, 2020 ©2020 ViewRay, Inc. All rights reserved. Exhibit 99.2

This presentation has been prepared solely for use at this meeting and is intended for investors and analysts only. The material is given in conjunction with an oral presentation and should not be taken out of context. Unless the context requires otherwise, references to “ViewRay,” “the company,” “we,” “us” and “our,” refer to ViewRay, Inc. Except for historical information, ViewRay’s written and accompanying oral presentation may contain forward-looking statements, including statements about the overall industry, including but not limited to: our current expectations of the market; growth drivers; future trends; demand for radiation oncology products and features; and innovation and growth opportunities. Forward-looking statements also include, but are not limited to, statements about ViewRay’s: future orders; backlog or earnings growth; future financial results; and market acceptance of ViewRay’s existing products, future products, or technology. Words such as “could,” “anticipates,” “expects,” “outlook,” “intends,” “plans,” “believes,” “seeks,” “vision,” “estimates,” “may,” “will,” “future,” “horizon,” “aiming,” “driving,” “target” (or variations of them,) and similar statements, are forward-looking statements. These types of statements express management’s beliefs based on the information available to us as of the date of this presentation, are subject to change, and are not guarantees of future performance. Forward-looking statements involve risks, uncertainties, and assumptions that are difficult to predict and could cause ViewRay’s results to differ materially from those presented. These risks, uncertainties, and assumptions include, but are not limited to, changes in: the regulatory environment; global economics; trade compliance requirements, duties or tariffs; third-party reimbursement levels; currency exchange rates; taxation, healthcare law, and product clearance requirements, as well as those related to: the effect of COVID-19 on our business operations and financial condition; adverse publicity about ViewRay and our products; our reliance on sole or limited source suppliers; our ability to commercialize our products successfully; the impact of competitive products and pricing, and all other risks listed from time to time in the company’s filings with the Securities and Exchange Commission, which are incorporated into this Forward-Looking Statements disclosure by this reference. We do not assume any obligation to update or revise the forward-looking statements in ViewRay’s written or oral presentation, whether based on future events, new or additional information or otherwise. ViewRay’s written and oral presentation does not constitute an offer to sell, or the solicitation of an offer to buy, securities. The opinions and clinical experiences presented herein are specific to the featured physicians and/or the featured patients and are for information purposes only.  Nothing in this material is intended to provide specific medical advice or to take the place of written law or regulations. Individual customer results are illustrative only and are not predictive of future results. ViewRay issued a press release and presentation for today’s call. The presentation can be viewed live on the webcast or downloaded from the “financial events and webinars” portion of our website at www.investors.viewray.com. The call is being broadcast and webcast live, and a replay will be available for 14 days. Listeners are cautioned that comments made by management during this call may include forward-looking statements within the meaning of federal securities laws. These statements involve material risks and uncertainties, and actual results could differ from those projected in any forward-looking statement due to numerous factors. For a description of these risks and uncertainties, please see ViewRay's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and its Quarterly Reports on Form 10-Q, as updated periodically with the company's other SEC filings. Furthermore, the content of this conference call contains time-sensitive information accurate only as of today, November 5, 2020. ViewRay undertakes no obligation to revise or otherwise update any statements to reflect events or circumstances after the date of this call.   MEDICAL ADVICE DISCLAIMER ViewRay is a medical device manufacturer and cannot and does not recommend specific treatment approaches. Individual results may vary. Forward-Looking Statements & Disclaimer

Our Mission: Treat and Prove What Others Can’t. More than installed systems globally1 disease sites treated1 11,000 40 >65 patients treated1 More than 2,800  patients with clinically reported outcomes1

Q3 2020 Financial Results Conference Call 4 MRIdian orders, including the VA Revenue: $10.1 million, including one revenue unit Used ~$16 million of cash Favorably amended SVB term loan

Where We Are Going Mission: Treat and Prove What Others Can’t Pancreas Beachhead Drive efficiency Expand proof in tough to treat and ubiquitous cancers Differentiated reimbursement

Mission: Treat and Prove What Others Can’t Deliver better outcomes in hard to treat and ubiquitous cancers Shrink treatment margins to spare healthy tissue Re-optimize radiation treatment plans to safely escalate dose Reduce fractionation (e.g. 40 to 5 or fewer) and accelerate ablative therapy adoption Create market leading cancer programs Establish new programs for patients generally not treated on conventional linacs Change referral patterns while driving market trends from IMRT -> SBRT -> SMART2 Create value in bundled environment: optimize vaults, decrease fractions & avoid costly toxicity Improve economic performance & increase TAM3 Newly treatable patients Net new patient referrals Dana-Farber/Brigham and Women’s Cancer Center reported 41 net new patients in the first year4 Optimizing care delivery CLINICAL STRATEGIC ECONOMIC The Value of MRIdian

Case courtesy of Dr. Chuong -  Miami Baptist ©2020 ViewRay, Inc. All rights reserved.  “ Oligomets in mesenteric lymph nodes  Treat and Prove What Others Can’t  Dr. Michael Chuong8 This case would never be treated on any other machine - period - to the dose we treated, period. ” ONLY on MRIdian

In Practice: New Medicine in Pancreas

Expand utilization of MRIdian SMART
Become first line therapy

Then – X-ray Guided	NOW – MRIdian SMART
• 1-year survival: 59%[1]	• 1-year survival: 87.5% - Cornell[6]
• 1-year local control: 78%[5]	• 1-year local control: 91.8% - Moffitt[7] 87.8% - MCI[8]
• 2-year survival: ~18%[5]	• 2-year survival: ~49%[9]

©2020 ViewRay, Inc. All rights reserved.

8

Prostate: Acibadem - low toxicity and no fiducials required10 Renal: AUMC - zero grade 3 toxicity and 91% survival at 1-year11 Oligomets: MCI - zero grade 3 toxicity12 ASTRO 2020 Data Expanding the Clinical Compendium

Leap from x-ray guided linac to MRIdian SMART Great clinical results yet recognized disease may occur outside of target volumes Confidence in ability to protect healthy tissue and organs at risk led to re-thinking treatment of the disease vs. just the tumor8 Evolving to include the visible tumor and invisible disease in treatment volumes, including lymph nodes and nearby blood vessels that contain microscopic tumor cells8 Early positive signals8 Customer Experience Confidence Re-thinking Patient Care

` X-Ray based SBRT Extended Volume SMART Dose overlaps OAR oART: OAR are protected Prescribed radiation dose Implanted fiducials MRIdian: See, Shape, Strike Customer experience à confidence à re-thinking patient care Lymph node Tumor Blood vessel

Mission: Treat and Prove What Others Can’t Deliver better outcomes in hard to treat and ubiquitous cancers Shrink treatment margins to spare healthy tissue Re-optimize radiation treatment plans to safely escalate dose Reduce fractionation (e.g. 40 to 5 or fewer) and accelerate ablative therapy adoption Create market leading cancer programs Establish new programs for patients generally not treated on conventional linacs Change referral patterns while driving market trends from IMRT -> SBRT -> SMART2 Create value in bundled environment: optimize vaults, decrease fractions & avoid costly toxicity Improve economic performance & increase TAM3 Newly treatable patients Net new patient referrals Dana-Farber/Brigham and Women’s Cancer Center reported 41 net new patients in the first year4 Optimizing care delivery CLINICAL STRATEGIC ECONOMIC The Value of MRIdian

MRIdian helps customers achieve their macro goals Program Differentiation: Treat: Patients who were not candidates for radiation prior to MRIdian Attract: Patients traveling from outside catchment area Our Customers Macro Goals: Treat: Patients with the best possible care Attract: New patients into the health system Retain: Patients in health system All in a financially responsible manner Retain: Increase in-network referrals Program Efficiency Reduce per patient treatment times

The Future Is Now WE ARE DOING IT TODAY: MRIdian smart Cardiac sarcoma Locally advanced inoperable pancreatic cancer high dose Multiple pancreatic tumors high dose Reirradiation of ultra-central lung Reirradiation of central lung Ultra-central lung high dose  Multiple liver mets high dose Rectal cancer with DWI Reirradiation of liver TREAT WHAT OTHERS CAN'T ONLY ON MRIDIAN Pediatric liver rhabdoid tumor Mobile mesenteric lesion Adrenal high dose Central lung high dose Esophageal GI junction Kidney/Renal high dose Post-prostatectomy prostate bed and nodes Single fraction accelerated partial breast irradiation Fiducial-free intact prostate  2020 Internal and historical company data

Attract and Retain MRIdian as a magnet Brigham and Women’s: 41 net new patients in the first year4 and record financial performance despite COVID-1917 GenesisCare Oxford, Dr. Das: “Most of my patients travel 120-130 miles. If you can provide the best treatment option, the patient will be willing to go anywhere, and they always want the best treatment outcome.”14 MCI: 20% of patients come from outside of Miami15 Cornell: 4x increase in prostate cancer patients because of routine referrals to MRIdian program16 Other cancer centers GIs Surgeons Other Specialists Cancer types not previously treated with radiation

New MRIdian Patients Create Economic Value Approximately $8.5 million more in estimated revenue over the life of the system Economic value augmented by retaining patients within network, appropriate adaptive reimbursement, and cancer program differentiation Several MRIdian customers have purchased multiple MRIdians Example: Brigham and Women’s Results of this case study are not predictive of future results

Patient Benefit Non-invasive Fewer side effects Improved quality of life Shorter courses of treatment Less disruption to their lives More savings from less travel Less exposure in COVID-19 era ©2020 ViewRay, Inc. All rights reserved. Source: internal company records

Where We Are Going Mission: Treat and Prove What Others Can’t Pancreas Beachhead Drive efficiency Expand proof in tough to treat and ubiquitous cancers Differentiated reimbursement

Financial Results Q3 2020 ©2020 ViewRay, Inc. All rights reserved.

Q3 2020 Financial Results Conference Call 4 MRIdian orders, including the VA Revenue: $10.1 million, primarily from one revenue unit Used ~$16 million of cash Favorably amended SVB term loan

Q3 2020 Financial Results ©2020 ViewRay, Inc. All rights reserved.

SVB Term Loan Amendment ©2020 ViewRay, Inc. All rights reserved. $56 million loan was set to begin amortizing in December of 2020 Extended maturity and restarted the interest-only period ~$35 million in amortization payments deferred until November 2022 Favorable interest rate + covenant improvement

Question and Answer Session ©2020 ViewRay, Inc. All rights reserved.

Presentation Citations 12020 Internal and historical company data 2 Stereotactic MR-guided Adaptive Radiation Therapy 3 Total addressable market 4 “Day One, All-Day Adaptive: Dana-Farber/Brigham and Women's Cancer Center Maximizes Clinical Value of MRIdian,” 7/23/20 5 Herman JM, Chang DT, Goodman KA, et al. Phase 2 multi-institutional trial evaluating gemcitabine and stereotactic body radiotherapy for patients with locally advanced unresectable pancreatic adenocarcinoma. Cancer 2015;121:1128-37 6 INITIAL OUTCOMES AND TREATMENT-ASSOCIATED TOXICITIES USING STEREOTACTIC MRI-GUIDED ADAPTIVE RADIATION THERAPY FOR PANCREATIC CANCER PATIENTS TREATED AT A SINGLE INSTITUTION K. Kaylor1, R. E. Fecteau2, R. Pennell3, S. L. Chen2, O. Balogun2, H. R. R. Cardenes2, E. B. Golden2, and J. Ng2 1Weill Cornell Medical College, New York, NY, 2NewYork-Presbyterian/Weill Cornell Medical Center, New York, NY, 3New York University School of Medicine, New York, NY; ASTRO 2020 7 A SINGLE INSTITUTION EXPERIENCE ON HIGH DOSE MRI-GUIDED STEREOTACTIC BODY RADIOTHERAPY FOR PANCREATIC CANCER: EARLY OUTCOMES, SAFETY AND FEASIBILITY R. F. Palm1, E. F. Boyer2, A. J. Sim1, K. Latifi3, M. Malafa4, P. Hodul4, J. B. Fleming4, J. W. Denbo4, D. W. Kim5, E. M. Carballido5, S. Hoffe1, and J. M. Frakes1 1H. Lee Moffitt Cancer Center and Research Institute, Department of Radiation Oncology, Tampa, FL, 2University of South Florida Morsani College of Medicine, Tampa, FL, 3H. Lee Moffitt Cancer Center and Research Institute, Department of Medical Physics, Tampa, FL, 4H. Lee Moffitt Cancer Center and Research Institute, Department of Surgical Oncology, Tampa, FL, 5H. Lee Moffitt Cancer Center and Research Institute, Department of Medical Oncology, Tampa, FL; ASTRO 2020 8 Dr. Choung has served on advisory boards of, and received honoraria from, ViewRay outside the scope of this presentation. Miami Cancer Institute has received research support from ViewRay. Chuong MD, Bryant J, Mittauer KE, Hall M, Kotecha R, Alvarez D, Romaguera T, Rubens M, Adamson S, Godley A, Mishra V, Luciani G, Gutierrez AN, Ablative 5-fraction stereotactic magnetic resonance-guided radiation therapy (MRgRT) with on-table adaptive replanning and elective nodal irradiation for inoperable pancreas cancer, Practical Radiation Oncology (2020) 9Rudra, S., Jiang, N., Rosenberg, S. A., Olsen, J. R., Roach, M. C., Wan, L., et al. (2019). Using adaptive magnetic resonance image-guided radiation therapy for treatment of inoperable pancreatic cancer. Cancer Medicine, 8(5), 2123–2132. Results of this study are not predictive of future results 10 Ugurluer G, Atalar B, Zoto Mustafayev T, Gungor G, Aydin G, Sengoz M, et al. Magnetic resonance image-guided adaptive stereotactic body radiotherapy for prostate cancer: preliminary results. Br J Radiol 2020; 93: 20200696. Results of this study are not predictive of future results. 11 Tetar, S.U.; Bohoudi, O.; Senan, S.; Palacios, M.A.; Oei, S.S.; Wel, A.M.; Slotman, B.J.; Moorselaar, R.J.A.; Lagerwaard, F.J.; Bruynzeel, A.M.E. The Role of Daily Adaptive Stereotactic MR-Guided Radiotherapy for Renal Cell Cancer. Cancers 2020, 12, 2763. Results of this study are not predictive of future results. 12 ABLATIVE DOSE PRESCRIBED TO OLIGOMETASTASES NEAR GASTROINTESTINAL LUMINAL STRUCTURES IS WELL TOLERATED USING STEREOTACTIC MAGNETIC RESONANCE IMAGE-GUIDED ADAPTIVE RADIATION THERAPY (SMART) M. D. Chuong1, R. Herrera2, J. Contreras1, R. Kotecha1, N. S. Kalman1, J. Garcia2, T. Romaguera1, A. Gutierrez1, K. E. Mittauer1, D. Alvarez1, G. Luciani1, A. R. Godley3, and M. D. Hall4 1Miami Cancer Institute, Miami, FL, 2Florida International University Herbert Wertheim College of Medicine, Miami, FL, 3Department of Radiation Oncology, Taussig Cancer Institute, Cleveland Clinic, Cleveland, OH, 4Department of Radiation Oncology, Miami Cancer Institute, Miami, FL; ASTRO 2020. Results of this study are not predictive of future results. 13 Slide 10 prostate trial: “Phase I Trial of MRI-Linac based Stereotactic Body Radiation Therapy with Simultaneous Integrated Boost for Localized Prostate Cancer” 14 GenesisCare Oxford. https://www.bigmarker.com/viewray/Case-Review-in-Oxford-Standalone-Center-MRIdian. 6/3/2020 15 Dr. Michael Choung, Miami Cancer Institute. “Physician-led Webinar for Investors and Analysts at 2020 ASTRO Annual Meeting”, 10/27/2020. https://investors.viewray.com/events/event-details/physician-led-webinar-investors-and-analysts-2020-astro-annual-meeting 16 D. Nagar, New York Presbyterian. 10/28/2020 17 Dr. Ray Mak, Dana Farber. “Physician-led Webinar for Investors and Analysts at 2020 ASTRO Annual Meeting”, 10/27/2020. https://investors.viewray.com/events/event-details/physician-led-webinar-investors-and-analysts-2020-astro-annual-meeting